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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
       Date of Report (Date of earliest event reported): October 9, 2007


                         California Pizza Kitchen, Inc.
             (Exact name of registrant as specified in its charter)


           Delaware                   000-31149              95-4040623
 (State or other jurisdiction of     (Commission            (IRS Employer
        incorporation)               File Number)         Identification No.)

6053 West Century Boulevard, 11th Floor                 90045-6438
       Los Angeles,  California                         (Zip Code)
(Address of principal executive offices)
                                 (310) 342-5000

              (Registrant's telephone number, including area code)

                                 Not Applicable

(Former name or former address, if changed since last report.) Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02   Results of Operations and Financial Condition.

     On October 9, 2007, California Pizza Kitchen, Inc. (the "Company") issued a press release describing selected financial results of the Company for the quarter ended September 30, 2007. A copy of the Company's press release is attached hereto as Exhibit 99.1. The information in this Item 2.02 and the exhibit hereto are furnished to, but not filed with, the Securities and Exchange Commission.

Item 9.01   Financial Statements and Exhibits.

(d)         Exhibits:

99.1        Press release, dated October 9, 2007.



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                                   SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



October 9, 2007                           California Pizza Kitchen, Inc.
                                          a Delaware corporation

                                          By:   /s/ Richard L. Rosenfield
                                                --------------------------------
                                                Co-Chairman of the Board,
                                                Co-Chief Executive Officer, and
                                                Co-President

                                          By:   /s/ Larry S. Flax
                                                --------------------------------
                                                Co-Chairman of the Board,
                                                Co-Chief Executive Officer, and
                                                Co-President



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EXHIBIT INDEX

Exhibit No.                              Description
----------------        ---------------------------------------------------

99.1                    Press release, dated October 9, 2007.